Segment Information	12 Months Ended
Dec. 31, 2025
Segment Information
Segment Information

19.Segment Information

Based on the criteria established by ASC 280 “Segment Reporting”, the Group’s chief operating decision maker (“CODM”) has been identified as the Chairman of the Board of Directors and Chief Technology Officer and Acting Chief Financial Officer, assesses performance and determines resource allocation for the one operating segment based on the consolidated income from operations. The consolidated results regularly provided to the CODM include revenues, significant segment expenses and consolidated income from operations, which are consistent with those reported on the consolidated statements of comprehensive income.

Information about the Group’s non-current assets is presented based on the geographical location of the assets as follows:

	As of December 31,
	2024	2025
	US$	US$
PRC	480,089	700,028
USA	35,758	53,416
Total	515,847	753,444